UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2006

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Boeing Purchase Agreement 2484

Continental Airlines, Inc. (the "Company") and The Boeing Company ("Boeing") have amended Purchase Agreement No. 2484, dated as of December 29, 2004 (the "787 Agreement"), to add ten firm and five option Boeing model 787 aircraft to the 787 Agreement. This amendment, reflected in Supplemental Agreement No. 3 to Purchase Agreement No. 2484, became effective upon receipt of approval by the Company's board of directors on June 6, 2006. Continental now has firm commitments for a total of 20 787 aircraft scheduled for delivery from 2009 through 2012 and options to acquire 10 787 aircraft from 2011 through 2014. The press release announcing the Company's additional 787 aircraft is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Amendment to Boeing Purchase Agreement 1951

On June 6, 2006, the Company and Boeing also entered into Supplemental Agreement No. 38 to Purchase Agreement No. 1951, dated as of July 23, 1996, pursuant to which the Company exercised options to purchase 24 Boeing model 737 aircraft and received 46 additional options. The Company now has firm commitments for a total of 66 737 aircraft scheduled for delivery from 2006 through 2009 and options to acquire an additional 47 737 aircraft from 2010 through 2013. The press release announcing the Company's additional 737 aircraft is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition to the purchase agreements described herein (each as supplemented), Boeing and its affiliates are party to several aircraft purchase agreements (and related financing arrangements) with the Company, under which the Company acquires aircraft for its all-Boeing fleet.

Amendment to Incentive Plan 2000

On February 22, 2006, the Company's board of directors unanimously approved, subject to stockholder approval, an amendment (the "Plan Amendment") to the Continental Airlines, Inc. Incentive Plan 2000 (the "Incentive Plan") to increase the number of shares of the Company's Class B common stock issuable under the Incentive Plan from 3 million to 4.5 million. Following the approval of the Plan Amendment by the stockholders at the Company's annual meeting of stockholders on June 6, 2006, the Company adopted the Plan Amendment effective June 6, 2006.

Item 7.01. Regulation FD Disclosure.

A presentation slide illustrating the Company's flexible fleet plan is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The minimum scenario reflects lease expirations on narrowbody aircraft, and the exiting of the owned 737-300 fleet and some of the owned 737-500s and 767-200ERs. The maximum scenario assumes no retirements and exercise of all existing options.

Item 8.01. Other Events.

Amendment to Amended and Restated Certificate of Incorporation

Also on June 6, 2006, the Company's stockholders voted to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized Class B common stock from 200 million shares to 400 million shares (the "Charter Amendment"). The Company promptly filed the Charter Amendment with the Secretary of State of the State of Delaware, at which time it became effective.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release
99.2	Presentation Slide

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

June 7, 2006	By /s/ Jennifer L. Vogel Jennifer L. Vogel Senior Vice President, General Counsel, Secretary and Corporate Compliance Officer

EXHIBIT INDEX

99.1	Press Release
99.2	Presentation Slide